EXHIBIT 99.1

AETI Announces Quarterly Financial Growth, Improved Annual Results

HOUSTON, March 5, 2013 (GLOBE NEWSWIRE) — American Electric Technologies, Inc. (Nasdaq:AETI), a leading supplier of power delivery solutions for the global energy industry, today announced its 2012 fourth quarter and annual results.

Annual Results Improve

For the year ended December 31, 2012, AETI reported net income before taxes and preferred dividends of $3.0 million compared to a loss of $0.4 million for the year ended December 31, 2011. Net income attributable to common stockholders was $2.1 million, or $0.25 per diluted share, for the year ended December 31, 2012 compared to a loss of $5.9 million, or $(0.75) per share, for the year ended December 31, 2011. The prior year loss included a $5.4 million tax provision primarily related to a change in the valuation allowance on deferred tax assets resulting from past net operating losses.

For the year ended December 31, 2012, the Company reported domestic revenue of $54.1 million, a 4% increase when compared to the year ended December 31 2011, while income from domestic operations improved to $0.4 million, a $2.1 million increase when compared to the prior year.

For the year ended December 31, 2012, AETI’s foreign joint ventures had combined revenues of $99.3 million, a 56% increase when compared to the revenues of $63.7 million for year ended December 31, 2011. Equity income from AETI’s share of those foreign joint ventures, after associated management expenses, was $2.7 million which represents an 85% increase when compared to $1.5 million for the year ended December 31, 2011.

“I am very pleased with the achievement of important milestones we made during 2012. While top-line growth was 4%, we successfully transitioned from lower margin water and wastewater construction-related business to strategic oil and gas related products sales,” said Charles Dauber, AETI’s President and CEO. “We made good progress toward strategic objectives, as revenues for our core technical products business grew by 35%. Our international joint ventures also had a great year in 2012 and contributed to our significantly improved overall performance.”

Fourth Quarter Domestic Revenues, Income Increase

For the fourth quarter ended December 31, 2012, AETI reported domestic revenue of $15.0 million, an increase of 28% versus the quarter ended September 30, 2012 and 2% when compared to the quarter ended December 31, 2011.

Operating income from domestic operations for the quarter ended December 31, 2012 increased 164%, to $0.3 million, when compared to the quarter ended September 30, 2012 and 193% when compared to the quarter ended December 31, 2011.

AETI’s equity in the income of its foreign joint ventures, net of management expenses, was $0.4 million for the quarter ended December 31, 2012, a decrease of $0.3 million when compared to $0.7 million for the quarter ended September 30, 2012 and a decrease of $0.1 million when compared $0.5 million for the quarter ended December 31, 2011.

Net income attributable to common stockholders for the quarter ended December 31, 2012 was $0.5 million, or $0.06 per diluted share, which was a $5.7 million improvement when compared to the $5.2 million net loss for the quarter ended December 31, 2011 and essentially unchanged when compared to the quarter ended September 30, 2012. During the quarter ended December 31, 2011, AETI incurred a $5.8 million tax charge primarily related to its deferred tax assets.

“In 2012, we grew our midstream and downstream oil and gas business, successfully installed our first ISIS solar inversion station, acquired and integrated Assort Services Ltd in Brazil and automation and control technology from AmnorTech, and also improved our financial flexibility through improved operating performance and a $5 million preferred stock issuance,” Dauber said.

As of December 31, 2012, the Company reported $4.5 million of cash, $0.5 million of long-term debt and a backlog of $15.5 million.

Dauber continued, “Looking ahead, we have a strong balance sheet, we recently hired Andy Puhala as our new CFO, and we are well positioned to profitably grow the business in 2013.”

Conference Call

AETI will conduct a conference call at 4:00 pm EST on Tuesday, March 5, 2013, to discuss the results with analysts, investors and other interested parties. Individuals who wish to participate in the conference call should dial 1-888-490-2759, pass code 540288, in the United States or 1-719-955-1565, pass code 540288, from outside the United States.

American Electric Technologies, Inc. (Nasdaq:AETI) is a leading provider supplier of power delivery solutions to the global energy industry. AETI offers M&I Electric™ power distribution and control products, electrical services, and E&I Construction services, as well as American Access Technologies zone enclosures, and Omega Metals custom fabrication services. South Coast Electric Systems L.L.C., a subsidiary, services Gulf Coast marine and vessel customers.

AETI is headquartered in Houston and has global sales, support and manufacturing operations in Beaumont, Texas, Keystone Heights, Fla. and Bay St. Louis, Miss. In addition, AETI has minority interests in three joint ventures, which have facilities located in Xian, China, Singapore and Macae, Brazil. AETI’s SEC filings, news and product/service information are available at www.aeti.com.

The American Electric Technologies, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=17444

Forward Looking Statements

This press release contains forward-looking statements, as defined in Section 27A of the Securities Exchange Act of 1934, concerning anticipated future demand for our products, international expansion, and other future plans and objectives. While the Company believes that such forward-looking statements are based on reasonable assumptions, there can be no assurance that such future revenues, profits, plans and objectives will be achieved on the schedule or in the amounts indicated. Investors are cautioned that these forward-looking statements are not guarantees of future performance. Actual events or results may differ from the Company’s expectations, and are subject to various risks and uncertainties, including those listed in Item 1A of the Form 10-K filed with the Securities and Exchange Commission on March 30, 2012. The Company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future events make it clear that any of the projected results expressed or implied herein will not be realized.

American Electric Technologies, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except share and per share data)

	Twelve Months Ended
	December 31,	December 31,
	2012	2011
	(Unaudited)

Revenue	$54,065	$51,940
Cost of sales	45,942	44,785

Gross profit	8,123	7,155
Operating expenses:
Research and development	103	577
Selling and marketing	2,455	2,508
General and administrative	5,146	5,780

Total operating expenses	7,704	8,865

Income (loss) from domestic operations	419	(1,710)
Net equity income from foreign joint ventures’ operations:
Equity income from foreign joint ventures’ operations	3,088	1,917
Foreign joint ventures’ operations related expenses	(343)	(437)

Net equity income from foreign joint ventures’ operations	2,745	1,480

Income (loss) from domestic operations and net equity income from foreign joint ventures’ operations	3,164	(230)
Interest expense and other, net	(148)	(216)

Total other income (expense)	(148)	(216)
Income (loss) before income taxes	3,016	(446)
Provision for income taxes	707	5,442

Net income (loss) before mandatorily redeemable preferred stock	2,309	(5,888)

Dividends on mandatorily redeemable preferred stock	(225)	—

Net income (loss) attributable to common stockholders	$2,084	$(5,888)

Earnings (loss) per common share:
Basic	$0.26	$(0.75)

Diluted	$0.25	$(0.75)

Weighted-average number of common shares outstanding:
Basic	7,901,225	7,813,587

Diluted	8,258,742	7,813,587

American Electric Technologies, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

Unaudited

(in thousands, except share and per share data)

	Three Months Ended		Three Months Ended
	December 31,	December 31,	December 31,	September 30,
	2012	2011	2012	2012
Revenue	$15,036	$14,740	$15,036	$11,725
Cost of sales	12,546	12,472	12,546	10,036

Gross profit	2,490	2,268	2,490	1,689
Operating expenses:
Research and development	67	(20)	67	—
Selling and marketing	625	664	625	471
General and administrative	1,471	1,513	1,471	1,095

Total operating expenses	2,163	2,157	2,163	1,566

Income (loss) from domestic operations	327	111	327	123
Net equity income from foreign joint ventures’ operations:
Equity income from foreign joint ventures’ operations	517	597	517	746
Foreign joint ventures’ operations related expenses	(97)	(78)	(97)	(23)

Net equity income from foreign joint ventures’ operations	420	519	420	723

Income (loss) from domestic operations and net equity income from foreign joint ventures’ operations	747	630	747	846
Interest expense and other, net	(32)	(34)	(32)	(29)

Total other income (expense)	(32)	(34)	(32)	(29)
Income (loss) before income taxes	715	596	715	817
Provision for income taxes	141	5,794	141	232

Net income (loss) before mandatorily redeemable preferred stock	574	(5,198)	574	585

Dividends on mandatorily redeemable preferred stock	(85)	—	(85)	(85)

Net income (loss) attributable to common stockholders	$489	$(5,198)	$489	$500

Earnings (loss) per common share:
Basic	$0.06	$(0.66)	$0.06	$0.06

Diluted	$0.06	$(0.66)	$0.06	$0.06

Weighted-average number of common shares outstanding:
Basic	7,918,943	7,825,574	7,918,943	7,915,039

Diluted	8,226,284	7,825,574	8,226,284	8,223,410

American Electric Technologies, Inc. and Subsidiaries

Business Segments (in thousands and percentages are calculated on segment sales and total sales)

	Twelve Months Ended
	December 31,		December 31,
	2012 (Unaudited)		2011

Revenue:
Technical Products and Services	$38,973		$28,929
Electrical and Instrumentation Construction	9,196		15,478
American Access Technologies	5,896		7,533

	$54,065		$51,940

Gross profit:
Technical Products and Services	$6,649	17%	$4,589	16%
Electrical and Instrumentation Construction	513	6%	1,233	8%
American Access Technologies	961	16%	1,333	18%

	$8,123	15%	$7,155	14%

Income (loss) from domestic operations and net equity income from foreign joint ventures’ operations:
Technical Products and Services	$6,012	15%	$3,891	13%
Electrical and Instrumentation Construction	513	6%	1,233	8%
American Access Technologies	(484)	-8%	(227)	-3%
Corporate and other unallocated expenses	(5,622)		(6,607)

Income (loss) from domestic operations	419	1%	(1,710)	-3%

Equity income from BOMAY	2,569		1,656
Equity income (loss) from MIEFE	16		10
Equity income from AAG	503		251
Foreign operations expenses	(343)		(437)

Net equity income from foreign joint ventures’ operations	2,745		1,480

Income (loss) from domestic operations and net equity income from foreign joint ventures’ operations	3,164	6%	(230)	0%
Interest expense and other, net	(148)		(216)

Total other income (expense)	(148)		(216)

Income (loss) before income taxes	3,016		(446)
Provision for income taxes	707		5,442

Net income (loss) before mandatorily redeemable preferred stock	2,309	4%	(5,888)	-11%
Dividends on mandatorily redeemable preferred stock	(225)		—

Net income (loss) attributable to common stockholders	$2,084	4%	$(5,888)	-11%

American Electric Technologies, Inc. and Subsidiaries

Business Segments (in thousands and percentages are calculated on segment sales and total sales) Unaudited

	Three Months Ended				Three Months Ended
	December 31,		December 31,		December 31,		September 30,
	2012		2011		2012		2012
Revenue:
Technical Products and Services	$11,600		$9,022		$11,600		$8,903
Electrical and Instrumentation Construction	2,094		3,639		2,094		1,495
American Access Technologies	1,342		2,079		1,342		1,327

	$15,036		$14,740		$15,036		$11,725

Gross profit:
Technical Products and Services	$2,186	19%	$1,759	19%	$2,186	19%	$1,507	17%
Electrical and Instrumentation Construction	(80)	-4%	403	11%	(80)	-4%	61	4%
American Access Technologies	384	29%	106	5%	384	29%	121	9%

	$2,490	17%	$2,268	15%	$2,490	17%	$1,689	14%

Income (loss) from domestic operations and net equity income from foreign joint ventures’ operations:
Technical Products and Services	$2,074	18%	$1,738	19%	$2,074	18%	$1,389	16%
Electrical and Instrumentation Construction	(80)	-4%	403	11%	(80)	-4%	61	4%
American Access Technologies	45	3%	(282)	-14%	45	3%	(227)	-17%
Corporate and other unallocated expenses	(1,712)		(1,748)		(1,712)		(1,100)

Income (loss) from domestic operations	327	2%	111	1%	327	2%	123	1%

Equity income from BOMAY	184		313		184		624
Equity income (loss) from MIEFE	(3)		82		(3)		(1)
Equity income from AAG	336		202		336		123
Foreign operations expenses	(97)		(78)		(97)		(23)

Net equity income from foreign joint ventures’ operations	420		519		420		723

Income (loss) from domestic operations and net equity income from foreign joint ventures’ operations	747	5%	630	4%	747	5%	846	7%
Interest expense and other, net	(32)		(34)		(32)		(29)

Total other income (expense)	(32)		(34)		(32)		(29)

Income (loss) before income taxes	715		596		715		817
Provision for income taxes	141		5,794		141		232

Net income (loss) before mandatorily redeemable preferred stock	574		(5,198)		574		585
Dividends on mandatorily redeemable preferred stock	(85)		—		(85)		(85)

Net income (loss) attributable to common stockholders	$489	3%	$(5,198)	-35%	$489	3%	$500	4%

American Electric Technologies, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

	December 31, 2012	December 31, 2011
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$4,477	$3,749
Accounts receivable-trade, net of allowance of $225 and $393 at December 31, 2012 and December 31, 2011, respectively	9,731	11,291
Inventories, net	5,616	4,945
Costs and estimated earnings in excess of billings on uncompleted contracts	2,205	2,026
Prepaid expenses and other current assets	318	336

Total current assets	22,347	22,347
Property, plant and equipment, net	4,922	4,489
Investments in foreign joint ventures	11,408	9,308
Other assets	297	87

Total assets	$38,974	$36,231

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$4,438	$5,772
Accrued payroll and benefits	1,519	1,414
Other accrued expenses	522	855
Billings in excess of costs and estimated earnings on uncompleted contracts	3,576	2,909
Short-term notes payable	54	154

Total current liabilities	10,109	11,104
Notes payable	500	5,057
Deferred income taxes	3,058	2,433
Deferred compensation	122	116

Total liabilities	13,789	18,710

Convertible preferred stock
Mandatorily redeemable convertible preferred stock; $.001 par value, shares issued and outstanding 1,000,000 December 31, 2012, none December 31,2011	4,194	—

Common stockholders’ equity:
Common stock; $0.001 par value, 50,000,000 shares authorized, 7,919,022 and 7,828,509 shares issued and outstanding at December 31, 2012 and December 31, 2011, respectively	8	8
Additional paid-in capital	9,597	8,171
Treasury stock; 20,222 shares at cost	(92)	—
Accumulated other comprehensive income	900	849
Retained earnings; including accumulated statutory reserves in equity method investments of $1,620 and $1,284 at December 31, 2012 and December 31, 2011, respectively	10,578	8,493

Total common stockholders’ equity	20,991	17,521

Total liabilities, preferred stock and stockholders’ equity	$38,974	$36,231

American Electric Technologies, Inc. and Subsidiaries

Non-GAAP Financial Measures and Reconciliations

Computation of Earnings, Including Net Equity Income from Foreign Joint Ventures, Before Interest,

Dividends, Taxes, Depreciation and Amortization (“EBITDA”)

Unaudited

(In thousands)

	Twelve months ended		Three months ended
	December 31,	December 31,	December 31,	September 30,	December 31,
	2012	2011	2012	2012	2011
Net Income (loss) attributable to common stockholders	$2,084	$(5,888)	$489	$500	$(5,198)
Add:
Dividends on mandatorily redeemable preferred stock	225	—	85	85	—
Depreciation and amortization	877	772	195	209	193
Interest expense and other, net	148	216	32	29	34
Provision for income taxes	707	5,442	141	232	5,794

EBITDA	$4,041	$542	$942	$1,055	$823

(1)	The Company is disclosing EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results. For more discussion of the use and limitations of EBITDA, see the 2012 10-K which will be filed on or before April 30, 2013.

CONTACT: Media Contacts:

Ward Creative Communications for

American Electric Technologies, Inc.

Molly LeCronier

713-869-0707

mlecronier@wardcc.com

Investor Contacts:

American Electric Technologies, Inc.

713-644-8182

investorrelations@aeti.com